UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 12, 2024

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2024, the Board of Directors (the “Board”) of The Chemours Company (the “Company”) appointed Livingston “Tony” Satterthwaite as a member of the Board, effective June 12, 2024. In connection with Mr. Satterthwaite’s appointment, the Board will increase its size from nine to ten members, effective June 12, 2024, with nine of those members, including Mr. Satterthwaite, qualifying as independent under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

There are no arrangements or understandings between Mr. Satterthwaite and any other persons in connection with his appointment. Mr. Satterthwaite does not have any family relationships with any executive officer or director of the Company and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Satterthwaite has been appointed to serve on the Compensation and Leadership Development Committee and on the Environmental, Health, and Safety & Operational Performance Committee of the Board.

Mr. Satterthwaite will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described under the heading "Director Compensation" in the Company’s Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on April 11, 2024, which is incorporated by reference herein. The Company and Mr. Satterthwaite will enter into the Company’s standard form of indemnification agreement filed as Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on February 25, 2016.

On June 13, 2024, the Company issued a press release announcing this change to the Company’s Board, which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

99.1 Press Release, dated as of June 13, 2024

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Matthew S. Abbott
Matthew S. Abbott
Interim Chief Financial Officer
Date:	June 13, 2024